UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2012
Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	1-35305	45-3355106
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2503 S. Hanley Road
St. Louis, Missouri 63144
(Address, including Zip Code, of Principal Executive Offices)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
On June 13, 2012, Post Holdings, Inc. (the “Company”), entered into a Second Amendment and Waiver to Credit Agreement (the “Waiver”), with respect to the Credit Agreement dated as of February 3, 2012, by and among the Company, Barclays Bank PLC, in its capacity as administrative agent (in such capacity, the “Administrative Agent”), the several banks and other institutions from time to time parties thereto (the “Lenders”), and Post Foods, LLC, as guarantor (the “Credit Agreement”), as amended. Defined terms used herein but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

As previously reported, the Company will restate its combined financial statements for the fiscal year ended September 30, 2011 included in the Company's Registration Statement on Form 10, and the combined financial statements for the fiscal quarter ended December 31, 2011 included in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2011 (the “Restated Financial Statements”).

The Waiver is substantially similar to the First Amendment and Waiver dated May 14, 2012 as reported on a Current Report on Form 8-K filed by the Company on May 15, 2012; provided that the terms of the Waiver have been extended such that the Waiver shall cease to apply if the Restated Financial Statements are not delivered to the Administrative Agent on or prior to September 15, 2012. The Waiver also extends the required time period for delivery of the Company's financial statements for the Company's second and third quarters of fiscal 2012 from 45 days after the end of the respective period to September 15, 2012, provided that the Company agreed to provide the Lenders preliminary unaudited financial information for the second quarter of fiscal 2012 as a condition of receiving the Waiver and to provide preliminary unaudited financial information for the third quarter of fiscal 2012 within 45 days after the end of the period.

The summary of the provisions of the Waiver is qualified in its entirety by reference to Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference. In all other respects, the Credit Agreement remains unmodified and in full force and effect.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth above in Item 1.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Number	Description
Exhibit 10.1	Second Amendment and Waiver to Credit Agreement dated as of June 13, 2012 by and among the Company, Barclays Bank PLC, as Administrative Agent, the lenders thereto and Post Foods, LLC, as guarantor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 14, 2012	Post Holdings, Inc.
(Registrant)

	By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: SVP - Legal & Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Second Amendment and Waiver to Credit Agreement dated as of June 13, 2012 by and among the Company, Barclays Bank PLC, as Administrative Agent, the lenders thereto and Post Foods, LLC, as guarantor.